UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2013

ACCESS MIDSTREAM PARTNERS, L.P.

(Exact name of Registrant as specified in its Charter)

Delaware	001-34831	80-0534394
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

525 Central Park Drive, Oklahoma City, Oklahoma	73105
(Address of principal executive offices)	(Zip Code)

(877) 413-1023

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (filed with the Securities and Exchange Commission on May 3, 2013), during the quarter ended March 31, 2013, Access Midstream Partners, L.P. (also referred to as the “Partnership,” “we,” “our” and “us”) changed how the Partnership’s business was being managed and reviewed, resulting in a change in reportable segments.

Prior to January 1, 2013, our results of operations were reported as a single business segment. In connection with our previously reported acquisition of Chesapeake Midstream Operating, L.L.C. (“CMO”) (the “CMO Acquisition”), we now manage our business in eight operating segments: Barnett Shale, Eagle Ford Shale, Haynesville Shale, Marcellus Shale, Niobrara Shale, Utica Shale, Mid-Continent region and Corporate.

In Exhibit 99.1 to this Current Report on Form 8-K, we have revised the following items that were contained in our Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”) to reflect the changes referenced above. All historical segment numbers have been recast to conform to this new reporting structure in our financial statements. The change in reportable segments did not change our consolidated results of operations, financial condition or cash flows for any period:

•

Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 8: Financial Statements and Supplementary Data, attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information included in and with this Current Report on Form 8-K is presented for information purposes only in connection with the reporting change described above. This Current Report on Form 8-K does not reflect events occurring after February 25, 2013, the date we filed the 2012 Form 10-K, and does not modify or update the disclosures therein in any way except to update the segment information in Exhibit 99.1, Item 8. Financial Statements and Supplementary Data. This Current Report on Form 8-K and the exhibits attached hereto should be read in conjunction with our 2012 Form 10-K and with our other reports filed with the Securities and Exchange Commission after February 25, 2013.

We previously filed a Current Report on Form 8-K with the Securities and Exchange Commission dated December 12, 2012, that reported the acquisition by the Partnership of CMO, and filed the financial statements and pro forma information required by Item 9.01 with respect to such acquisition. This Current Report on Form 8-K includes updated pro forma financial information with respect to such acquisition.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Statement of Operations of the Partnership for the year ended December 31, 2012, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K.

(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Revised Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 8: Financial Statements and Supplementary Data.

99.2	Unaudited Pro Forma Condensed Consolidated Statement of Operations of the Partnership for the year ended December 31, 2012.

*101	Revised – The following financial information from the Current Report on Form 8-K of Access Midstream Partners, L.P. for Exhibit 99.1, Part II, Item 8: Financial Statements and Supplementary Data, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Operations, (ii) Consolidated Balance Sheets, (iii) Consolidated Statements of Cash Flows, (iv) Consolidated Statements of Changes in Partners’ Capital and (v) Notes to the Consolidated Financial Statements.

*	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCESS MIDSTREAM PARTNERS, L.P.
By: Access Midstream Partners GP, L.L.C., its general partner

By:	/s/ David C. Shiels

David C. Shiels Chief Financial Officer

Dated: July 15, 2013

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Revised Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 8: Financial Statements and Supplementary Data.

99.2	Unaudited Pro Forma Condensed Consolidated Statement of Operations of the Partnership for the year ended December 31, 2012.

*101	Revised – The following financial information from the Current Report on Form 8-K of Access Midstream Partners, L.P. for Exhibit 99.1, Part II, Item 8: Financial Statements and Supplementary Data, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Operations, (ii) Consolidated Balance Sheets, (iii) Consolidated Statements of Cash Flows, (iv) Consolidated Statements of Changes in Partners’ Capital and (v) Notes to the Consolidated Financial Statements.

*	Furnished herewith.

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